UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 31, 2026

American Superconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 East Main Street Ayer, Massachusetts	01432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AMSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 5, 2026, American Superconductor Corporation (the “Company”) announced its financial results for the first quarter ended June 30, 2026 of the Company's fiscal year 2026. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 31, 2026, the Company held its Annual Meeting of Stockholders (the "Annual Meeting"). A total of 36,605,370 shares of the Company's common stock were present electronically or represented by proxy at the Annual Meeting, representing approximately 75.5% of the Company's outstanding common stock as of the June 4, 2026 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on June 18, 2026.

1. The Company's stockholders elected the following directors to the Board of Directors of the Company (the "Board"):
DIRECTOR	VOTES FOR	VOTES WITHHELD
Laura A. Dambier	29,152,565	319,576
Terence R. Donnelly	28,462,744	1,009,397
Arthur H. House	27,598,495	1,873,646
Margaret D. Klein	29,038,505	433,636
Barbara G. Littlefield	29,034,252	437,889
Daniel P. McGahn	28,412,371	1,059,770
David R. Oliver, Jr.	27,965,593	1,506,548

There were 7,133,229 broker non-votes with respect to each director.

2. The Company's stockholders voted to ratify the appointment by the Audit Committee of the Board of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending March, 31, 2027 by a vote of 36,178,025 share of common stock for, 270,478 shares of common stock against and 156,867 shares of common stock abstaining. There were no broker non-votes on this matter.

3. The Company's stockholders voted, on an advisory basis, to approve the compensation of the Company's named executive officers by a vote of 27,661,731 shares of common stock for, 1,724,917 shares of common stock against, and 85,493 shares of common stock abstaining. There were 7,133,229 broker non-votes on this matter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release issued by American Superconductor Corporation on August 5, 2026 (furnished, not “filed,” for purposes of Section 18 of the Exchange Act).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date:	August 5, 2026	By:	/S/ JOHN W. KOSIBA, JR.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer